AMENDMENT TO SETTLEMENT AGREEMENT AND RELEASE

This Amendment to the Settlement Agreement and Release dated October 2, 2009 (the "Agreement") between Global Resource Corporation, a Nevada Corporation with its principal executive office located at 1000 Atrium Way, Suite 100, Mount Laurel, New Jersey 08054 ("GRC" or the "Company"), and Eric Swain, who resides at 151 Summit Avenue, Pompton Lakes, New Jersey 07442, for himself and any heirs, executors and administrators (collectively referred to throughout this Amendment as "Swain"), is dated as of January 25, 2010.

WITNESSETH:

NOW, THEREFORE, in consideration of the mutual covenants and representations contained in the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement pursuant to Section 16 of the Agreement, a copy of which is attached hereto as Exhibit A, as follows:

1. **Amendment to Section 2(e)**. Section 2(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

"on or before January 27, 2010, the Company will additionally issue to Swain 1,400,000 shares of restricted stock subject to SEC Rule 144. The Company has determined that the fair market value for this issuance of stock with the restrictions placed upon it is $0.33 per share. The Company will issue Swain a Form 1099 for the tax year 2010 in the amount of $462,000.00. Section 4 of the Agreement does not apply to the shares issued pursuant to this subsection;"

2. **Amendment to Section 2(f).** The following language shall be added at the end of Section 2(f) of the Agreement:

"The Company has determined that the fair market value for this issuance of stock with the restrictions placed upon it is $0.50 per share. The Company will issue Swain a Form 1099

for tax year 2010 in the amount of $225,000.00. Section 4 of the Agreement does not apply to the shares issued pursuant to this subsection; and"

3. **Amendment to 8-K**. If Company must file a Form 8-K/A amending the Form 8-K/A filed by the Company on July 10, 2009, the Parties must agree upon the form and substance before filing.

4. **Counterparts**. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. **Headings**. The section and other headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6. **Amendment**. This Amendment may not be modified, altered or changed except in writing, in a document signed by all parties.

7. **Entire Agreement**. The Agreement and the Amendment herein sets forth the entire agreement between the parties hereto, and fully supersedes any prior agreements or understandings between the parties.

8. **Severability**. Any term or provision of this Amendment which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the party intended to be benefited by such provision.

9. **Product of Negotiation**. The terms of this Amendment are the product of negotiation and compromise between the parties. The meaning, effect and terms of this Amendment have been discussed by the parties with their respective counsel and agreed upon by

the parties hereto. In the event of an ambiguity in the interpretation of this Amendment, no party shall be deemed to have been the draftsman thereof.

IN WITNESS WHEREOF, the parties hereto have knowingly and voluntarily executed this Amendment as of the date first set forth above.

____
ERIC SWAIN

GLOBAL RESOURCE CORPORATION

By:______________________
Name:
Title:

ERIC SWAIN

Name: Brian Glennon
Witness

On this, the 26 day of January, 2010, before me, a New Jersey Attorney, personally appeared Eric Swain and the witness, Brian Glennon, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

In witness hereof, I hereunto set my hand.

New Jersey Attorney-at-Law

GLOBAL RESOURCE CORPORATION

By:
Name:
Title:

Name:
Witness

On this, the 26 day of January, 20 10, before me, a notary public, personally appeared Kenneth Kinsella and the witness, Jeffrey Andrews, known to me (or satisfactorily proven) to be the persons whose names are subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

In witness hereof, I hereunto set my hand and official seal.

Diane M. Rudderow
Notary Public

DIANE M. RUDDEROW
ID # 2379013
NOTARY PUBLIC OF NEW JERSEY
Commission Expires 10/15/2013